                             MONTEREY PASTA COMPANY
              SECOND AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                      (AS LAST AMENDED ON AUGUST 1, 1996)

                             MONTEREY PASTA COMPANY
              SECOND AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                      (AS LAST AMENDED ON AUGUST 1, 1996)




                                                                          PAGE
                                                                          ----

                                  ARTICLE 1.

                                ESTABLISHMENT


1.1  Establishment .......................................................  1
1.2  Purpose .............................................................  1
1.3  Term ................................................................  1


                                  ARTICLE 2.

                                 DEFINITIONS


2.1  Definitions .........................................................  1


                                  ARTICLE 3.

                                ADMINISTRATION


3.1  Administration by Board or Committee ................................  3
3.2  Limitation of Authority With Respect to Outside Director Options ....  3
3.3  Authority of Officers ...............................................  3
3.4  Disinterested Administration ........................................  3
3.5  Compliance with Section 162(m) ......................................  3


                                  ARTICLE 4.

                             STOCK SUBJECT TO PLAN


4.1  Shares Subject to Option ............................................  4
4.2  Effect of Change in Stock Subject to Plan ...........................  4



                                       3


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                                  ARTICLE 5.

                               EMPLOYEE OPTIONS


5.1  Employee Options Authorized .........................................  4
5.2  Eligibility for Employee Options ....................................  4
5.3  Section 162(m) Limitation ...........................................  5
5.4  Terms and Conditions of Employee Options ............................  5
5.5  Standard Forms of Agreement for Employee Options ....................  7
5.6  Restrictions after Exercise of Nonstatutory Stock Options ...........


                                  ARTICLE 6.

                           OUTSIDE DIRECTOR OPTIONS


6.1  Outside Director Options Authorized .................................  7
6.2  Eligibility for Outside Director Options ............................  7
6.3  Terms and Conditions Outside Director Options .......................  7
6.4  Shareholder Approval ................................................  9
6.5  Restrictions after Exercise of Nonstatutory Stock Options ...........


                                  ARTICLE 7.

                              GENERAL PROVISIONS


7.1  Transfer of Control .................................................  9
7.2  Authority to Vary Terms ............................................. 10
7.3  Fair Market Value Limitation on Incentive Stock Options ............. 10
7.4  Provision of Information ............................................ 11
7.5  Options Non-Transferable ............................................ 11
7.6  Termination or Amendment of Plan or Options ......................... 11
7.7  Continuation of Initial Plan as to Outstanding Options .............. 11





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                            MONTEREY PASTA COMPANY
              SECOND AMENDED AND RESTATED 1993 STOCK OPTION PLAN
                       (LAST AMENDED ON AUGUST 1, 1996)


                                  ARTICLE 1.

                                 ESTABLISHMENT

1.1 ESTABLISHMENT. On August 31, 1993, the Monterey Pasta Company 1993 Employee Incentive Stock Option Plan (the "Initial Plan") was adopted. The Initial Plan was amended and restated in its entirety and renamed the Monterey Pasta Company First Amended and Restated 1993 Stock Option Plan effective October 19, 1994 (the "Effective Date"). That plan was further amended and restated in its entirety as of August 1, 1996, and renamed the Monterey Pasta Company Second Amended and Restated 1993 Stock Option Plan (as amended, the "Plan"), pursuant to resolutions adopted by the Board of Directors on May 7, 1996 and approved by the Company's shareholders on August 1, 1996.

1.2 PURPOSE. The Purpose of the Plan is to attract, retain and reward persons providing services to a Participating Company, and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. The Plan consists of an Employee Stock Option component plan, providing for the grant of stock options to eligible employees and consultants, and an Outside Director Stock Option component plan, providing for the automatic grant of stock options to nonemployee directors of the Company.

1.3 TERM. All options shall be granted, if at all, within ten (10) years from August 31, 1993.


                                  ARTICLE 2.

                                 DEFINITIONS

2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)   "BOARD" means the Board of Directors of the Company.

(b)   "CODE" means the Internal Revenue Code of 1986, as amended.


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

(c) "COMPANY" means Monterey Pasta Company and any successor corporation thereto.

(d) "EMPLOYEE OPTION" means an option to purchase Stock granted pursuant to the terms and conditions of Article 5 below.

(e)   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

(f) "INCENTIVE STOCK OPTION" means an incentive stock option as described in Section 422 of the Code.

(g) "NONSTATUTORY STOCK OPTION" means a stock option which shall not be treated as an incentive stock option as described in Section 422 of the Code.

(h)   "OPTION" means an Employee Option or an Outside Director Option.

(i)   "OPTIONEE" means a person who has received one or more Options.

(j)   "OUTSIDE DIRECTOR" means a person who is (i) a member of the Board and
(ii) not an employee of a Participating Company.

(k) "OUTSIDE DIRECTOR OPTION" means an option to purchase Stock automatically granted pursuant to the terms and conditions of Article 6 below.

(l) "PARENT CORPORATION" and "SUBSIDIARY CORPORATION" shall have the meaning given to such terms in sections 424(e) and 424(f) of the Code, respectively.

(m) "PARTICIPATING COMPANY" means the Company or any present or future parent or subsidiary corporation of the Company, all of whom are collectively referred to as the "PARTICIPATING COMPANY GROUP".

(n) "RULE 16b-3" means Rule 16b-3 as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation.

(o) "SECTION 162(m)" means Section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder.

(p)   "STOCK" means the authorized but unissued common stock of the Company.

(q) "TEN PERCENT OWNER OPTIONEE" means an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

                                  ARTICLE 3.

                                ADMINISTRATION

3.1 ADMINISTRATION BY BOARD OR COMMITTEE. The Plan shall be administered by the Board or a duly appointed committee of the Board which meets the requirements of Section 162(m)(4)(C)(i) of the Code (the "Committee"), comprised solely of two (2) or more Outside Directors, having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the Committee if such Committee has been appointed and, unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. The Plan shall is administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3. All questions of interpretation of the Plan or of any Options granted under the Plan shall be determined by the Committee or the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. The Committee or the Board determines the criteria upon which Employee Options are granted.

3.2 LIMITATION OF AUTHORITY WITH RESPECT TO OUTSIDE DIRECTOR OPTIONS. Notwithstanding any provision herein to the contrary, the Committee shall have no authority, discretion, or power to select the Outside Directors of the Company who will receive Outside Director Options under the Plan, to set the exercise price of Outside Director Options granted under the Plan, to determine the number of shares of Stock to be granted under an Outside Director Option or the time at which such options are to be granted, to establish the duration of Outside Director Options, or alter any other terms or conditions specified in the Plan with respect to Outside Director Options, except in the sense of administering the Plan subject to the provisions of the Plan.

3.3 AUTHORITY OF OFFICERS. Any officer of a Participating Company shall have the authority to act on the behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3.4 DISINTERESTED ADMINISTRATION. With respect to the participation in the Plan of employees who are also officers or directors of the Company subject to Section 16 of the Exchange Act, the Plan shall be administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3.

3.5 COMPLIANCE WITH SECTION 162(m). In the event a Participating Company becomes a "publicly held corporation" as defined in paragraph (2) of Section 162(m), the Company may establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Employee Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

In order to satisfy the requirements of Section 162(m) with respect to the grant of an Option, the following requirements must be satisfied:

(a) The performance goals must be determined by a compensation committee of the Board of the Company which is comprised solely of two or more outside directors;

(b) The material terms under which the remuneration is to be paid, including the performance goals, must be disclosed to shareholders and approved by a majority of the vote in a separate shareholder vote before the payment of such remuneration; and

(c) Before any payment of such remuneration, the compensation committee referred to in clause (a) above shall certify that the performance goals and any other material terms were in fact satisfied.

                                  ARTICLE 4.

                             STOCK SUBJECT TO PLAN

4.1 SHARES SUBJECT TO OPTION. Options shall be for the purchase of Stock, subject to adjustment as provided in Section 4.2. The maximum number of shares of Stock which may be issued under the Plan shall be one million seven hundred forty thousand (1,740,000) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant. Notwithstanding the foregoing, any such shares shall be made subject to a new Option only if the grant of such new Option and the issuance of such shares pursuant to such new Option would not cause the Plan or any Option granted under the Plan to contravene Rule 16b-3.

4.2 EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, to the Section 162(m) limitation set forth in Section 5.3 below, to the automatic grant of Outside Director Options as provided in Section 6.3(a) below, and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control (as defined in Section 7.1 below)) shares of another corporation (the "New Shares"), the Company may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price of the outstanding Options shall be adjusted in a fair and equitable manner.

                                  ARTICLE 5.

                               EMPLOYEE OPTIONS

5.1 EMPLOYEE OPTIONS AUTHORIZED. Employee Options may be either Incentive Stock Options or Nonstatutory Stock Options.

5.2 ELIGIBILITY FOR EMPLOYEE OPTIONS. Employee Options may be granted only to employees (including officers and directors who are also employees) of the Participating Company Group or to individuals (excluding Outside Directors) who are rendering services as consultants, advisors, or other independent contractors to the Participating Company Group. For purposes of the foregoing sentence, "employees" shall include prospective employees to whom Employee Options are granted in connection with written offers of employment with the Participating Company Group and "consultants" or "advisors" shall include prospective consultants or advisors to whom Employee Options are granted in connection with written consulting or advising offers with the Participating Company Group. The Board shall, in its sole discretion, determine which eligible persons shall be granted Employee Options. Notwithstanding anything to the contrary herein, an individual who is rendering services as a consultant, advisor, or other independent contractor or who is a prospective employee, consultant, or advisor may only be granted a Nonstatutory Stock Option. Eligible persons may be granted more than one Employee Option.

5.3   SECTION 162(m) LIMITATION.  Subject to adjustment as provided in
Section 4.2, no persons shall be granted within any fiscal year of the Company Employee Options which in the aggregate cover more than [SIXTY] [EIGHTY] THOUSAND [(80,000)] shares; provided, however, that the foregoing limit shall be [NINETY] [ONE HUNDRED] THOUSAND [(100,000)] shares with respect to Options granted to any person during the first fiscal year of such person's employment with the Company.
[DJ: YOU DIDNT SPECIFY NUMBER OF SHARES-PLEASE ADVISE]

5.4 TERMS AND CONDITIONS OF EMPLOYEE OPTIONS. Subject to the provisions of the Plan, the Committee or the Board shall determine for each Employee Option (which need not be identical) the number of shares of Stock for which the Employee Option shall be granted, the exercise price of the Employee

Option, the timing and terms of exercisability and vesting of the Employee Option, the time of expiration of the Employee Option, the effect of the Optionee's termination of employment or service, whether the Employee Option is to be treated as an Incentive Stock Option or as a Nonstatutory Stock Option, and all other terms and conditions of the Employee Option not inconsistent with the Plan. Employee Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Committee or the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) EMPLOYEE OPTION EXERCISE PRICE. The exercise price for each Employee Option shall be established in the sole discretion of the Committee or the Board; provided, however, that (i) the exercise price per share for an Employee Option shall be not less than the fair market value, as determined by Committee or the Board, of a share of Stock on the date of the granting of the Employee Option and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Committee or the Board, of a share of Stock on the date of the granting of the Incentive Stock Option. Notwithstanding the foregoing, an Employee Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Employee Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

(b) EMPLOYEE OPTION EXERCISE PERIOD. The Committee or the Board shall have the power to set, including by amendment of an Employee Option, the time or times within which each Employee Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Employee Option shall be exercisable and the term of each Employee Option; provided, however, that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the date such Incentive Stock Option is granted, and
(ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Incentive Stock Option is granted.

(c)   PAYMENT OF EMPLOYEE OPTION EXERCISE PRICE.

      (i) FORMS OF PAYMENT AUTHORIZED. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Employee Option shall be made (1) in cash, by check, or cash equivalent, (2) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value, as determined by the Committee or the Board (but without regard to any restrictions or transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, (3) by the Optionee's recourse promissory note in a form approved by the Company, (4) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Employee Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (5) by any combination thereof. The Committee or the Board may at any time or from time to time, by adoption of or by amendment to either of the standard forms of stock option agreement described in Section 5.6, or by other means, grant Employee Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which otherwise restrict one (1) or more forms of consideration.

      (ii) TENDER OF COMPANY STOCK. Notwithstanding the foregoing, an Employee Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Committee or the Board, an Employee Option may not be exercised by tender to the Company of shares of the Company's common stock unless such shares of the Company's stock either have been owned by the Optionee for more than (6) months or were not acquired, directly or indirectly, from the Company.

      (iii) PROMISSORY NOTES. No promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than four (4) years after the Employee Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Committee or the Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Employee Option with the shares of Stock acquired on exercise of the Employee Option and/or with other collateral acceptable to the Company. Unless otherwise provided by the Committee or the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

      (iv) ASSIGNMENT OF PROCEEDS OF SALE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Employee Options by means of assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

5.5   STANDARD FORMS OF AGREEMENT FOR EMPLOYEE OPTIONS.

(a) INCENTIVE STOCK OPTIONS. Unless otherwise provided for by the Committee or the Board at the time an Employee Option is granted, an Employee Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached hereto as EXHIBIT A and incorporated herein by reference.

(b) NONSTATUTORY STOCK OPTIONS. Unless otherwise provided for by the Committee or the Board at the time an Employee Option is granted, an Employee Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of nonstatutory stock option agreement attached hereto as EXHIBIT B and incorporated herein by reference.

(c) STANDARD TERM FOR EMPLOYEE OPTIONS. Except as provided in Section 5.4(b) or otherwise provided for by the Board in the grant of an Employee Option, any Employee Option granted hereunder shall have a term of ten (10) years.

5.6   RESTRICTIONS AFTER EXERCISE OF NONSTATUTORY STOCK OPTIONS.

After the Optionee exercises a Nonstatutory Stock Option under the Plan, and the Stock purchased under such Nonstatutory Stock Option is transferred to the Optionee, the Optionee will be subject to a binding commitment to resell such Stock to the Company at the Exercise Price if the Optionee terminates his or her employment with the Company or its parent or subsidiary for any reason prior to the expiration of a two-year period from the date of the transfer of such Stock.


                                   ARTICLE 6.

                             OUTSIDE DIRECTOR OPTIONS

6.1 OUTSIDE DIRECTOR OPTIONS AUTHORIZED. Outside Director Options shall be Nonstatutory Stock Options.

6.2 ELIGIBILITY FOR OUTSIDE DIRECTOR OPTIONS. Outside Director Options may be granted only to Outside Directors.

6.3 TERMS AND CONDITIONS OF OUTSIDE DIRECTOR OPTIONS. Outside Director Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in substantially the form attached hereto as EXHIBIT C (the "Outside Director Option Agreement"), which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) AUTOMATIC GRANT OF OPTIONS. Subject to execution by each Outside Director of the appropriate Option Agreement, Outside Director Options shall be granted automatically and without further action of the Board as follows:

      (i) On the Effective Date, each person serving as an Outside Director shall be granted an Outside Director Option to purchase ten thousand (10,000) shares of Stock.

      (ii) Each person who is newly appointed or elected as an Outside Director after the Effective Date shall be granted an Outside Director Option to purchase ten thousand (10,000) shares of Stock upon the date of such initial appointment or election.

      (iii) Each Outside Director shall be granted an Outside Director Option to purchase ten thousand (10,000) shares of Stock on each anniversary of his or her Anniversary Date (as defined below).

      (iv) The Anniversary Date of each Outside Director shall be (1) if the Outside Director held office as an Outside Director on the Effective Date, the Effective Date and (2) for each other Outside Director, the date upon which he or she was first granted an Outside Director Option under the Plan.

      (v) Notwithstanding the foregoing, any Outside Director may elect not to receive an Outside Director Option granted pursuant to this Section 6.3(a) by delivering written notice of such election to the Board (1) in the case of an initial Outside Director Option grant, no later than the Effective Date or, if later, the upon which such Outside Director commences service on the Board, or (2) in the case of an anniversary Outside Director Option grant, no later than six (6) months prior to the applicable Anniversary Date.

      (vi) Notwithstanding any other provision of the Plan, no Outside Director Option shall be granted to any individual on his or her Anniversary Date when he or she is no longer serving as an Outside Director of the Company on such Anniversary Date.

(b) OUTSIDE DIRECTOR OPTION EXERCISE PRICE. The exercise price per share of Stock subject to an Outside Director Option shall be the fair market value of a share of Stock on the date of the granting of the Outside Director Option. For purposes of this Section 6.3(b), where there is a public market for the Stock, the fair market value per share of Stock shall be the mean of the bid and asked prices of the Stock on the date of the granting of the Outside Director Option, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") system) or, in the event the Stock is listed on the NASDAQ National Market System or a national or regional securities exchange, the fair market value per share of Stock shall be the closing price on such National Market System or exchange on the date of the granting of the Outside Director Option, as reported in the Wall Street Journal. If the date of the granting of an Outside Director Option does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange, the date on which the Outside Director Option exercise price per share shall be established shall be the last day on which the Stock was so traded prior to the date of the granting of the Outside Director Option.

(c) EXERCISE PERIOD AND EXERCISABILITY OF OUTSIDE DIRECTOR OPTIONS. An Outside Director Option granted pursuant to the Plan shall have a term of ten
(10) years. Outside Director Options granted pursuant to the Plan shall become exercisable in two (2) approximately equal annual installments commencing one (1) year after the date of grant as provided in the appropriate form of Outside Director Option Agreement.

(d) PAYMENT OF OPTION EXERCISE PRICE. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or in cash equivalent, (ii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (iii) by any combination thereof. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedure for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

6.4 SHAREHOLDER APPROVAL. Any Outside Director Option granted pursuant to the Plan shall be subject to obtaining shareholder approval of the Plan on or before the date of the first annual meeting of the shareholders after the Effective Date. Notwithstanding the foregoing, shareholder approval shall not be necessary in order to grant any Outside Director Option granted on the Effective Date; provided, however, that the exercise of any such Outside Director Option shall be subject to obtaining shareholder approval of the Plan.

6.5   RESTRICTIONS AFTER EXERCISE OF NONSTATUTORY STOCK OPTIONS.

After the Optionee exercises a Nonstatutory Stock Option under the Plan, and the Stock purchased under such Nonstatutory Stock Option is transferred to the

Optionee, the Optionee will be subject to a binding commitment to resell such Stock to the Company at the Exercise Price if the Optionee is no longer a member of the Board of the Company or its parent or subsidiary prior to the expiration of a two-year period from the date of the transfer of such Stock.


                                   ARTICLE 7.

                               GENERAL PROVISIONS

7.1 TRANSFER OF CONTROL. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

(a) The direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such a sale or exchange;

(b) A merger or consolidation in which the Company is not the surviving corporation;

(c) A merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such a merger or consolidation;

(d) The sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in Section 2.1 above) of the Company); or

(e)   A liquidation of the Company.

In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Options or substitute options for the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Options in connection with the Transfer of Control, any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Transfer of Control. The exercise and/or vesting of any Option that was permissible solely by reason of this Section 7.1 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in the connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of the standard forms of stock option agreement described in Section 5.5 and Section 6.3 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, than the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any uninvested shares of Stock acquired by an Optionee on exercise of an Option in the event such Optionee's service to the Participating Company Group is terminated for any reason, with or without cause.

7.3 FAIR MARKET VALUE LIMITATION ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock for which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other stock option plan of the Participating Company Group) exceeds One Hundred Thousand Dollars ($100,000), such options shall be treated as Nonstatutory Stock Options. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted.

7.4 PROVISIONS OF INFORMATION. Each Optionee shall be given access to information concerning the Company's equivalent to that information generally made available to holders of the Company's common stock.

7.5 OPTIONS NON-TRANSFERABLE. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

7.6 TERMINATION OR AMENDMENT OF PLAN OR OPTIONS. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan of any Option at any time; provided, however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c) no expansion in the class of persons eligible to receive Nonstatutory Stock Options. Furthermore, the provisions of the Plan addressing eligibility for Outside Director Options and the amount, price and timing of grants of Outside Director Options shall not be amended more than once every six (6) months, other than to comport to changes in the Code, or the rules


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thereunder. In addition to the foregoing, the approval of the Company's shareholders shall be sought for any amendment to the Plan or an Option for which the Board deems shareholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as a Nonstatutory Stock Option to qualify as an Incentive Stock Option.

7.7 CONTINUATION OF INITIAL PLAN AS TO OUTSTANDING OPTIONS. Notwithstanding any other provision of the Plan to the contrary, the terms of the Initial Plan shall remain in effect and apply to Options granted pursuant to the Initial Plan.


     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Monterey Pasta Company Second Amended and Restated 1993 Stock Option Plan (as last amended on August 1, 1996) was duly adopted by the Board of Directors of the Company on the 7th Option day of May, 1996, and approved by the Shareholders of the Company on the 1st day of August, 1996.

Dated: August 29, 1996

                                        ----------------------------------
                                          Carolyn Mar, Secretary





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08/31/93       Board of Directors adopted Initial Plan with a share reserve of 315,000 shares.

08/31/93       Shareholders approved the Initial Plan with a share reserve of
                    315,000 shares.

01/12/94       Board of Directors adopted an amendment to the Initial Plan increasing the share reserve to 950,000 shares.

10/19/94       Board of Directors adopted the Plan with a share reserve of
                    1,200,000 shares, subject to shareholder approval.

01/06/95       Shareholders approved the Plan with a share reserve of
                    1,200,000 shares.

05/07/96       Board of Directors approved the amendment and restatement of the Plan, including the increase of the share reserve to 1,740,000 shares, representing an increase of 540,000 shares, subject to shareholder approval.

08/01/96       Shareholders approved the Plan with a share reserve of
                    1,740,000 shares, representing an increase of 540,000 shares.





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